EXHIBIT NO. 99.(h) 11

As of December 9, 2020

Master Administrative Services Agreement - Exhibit A

Funds

I.     MFS Family of Funds

MFS Series Trust I:
 MFS Core Equity Fund
MFS Low Volatility Equity Fund
MFS Low Volatility Global Equity Fund
MFS New Discovery Fund
MFS Research International Fund
MFS Technology Fund
MFS U.S. Government Cash Reserve Fund
MFS Value Fund

MFS Series Trust II:

MFS Growth Fund

MFS Series Trust III:
MFS Global High Yield Fund
MFS High Income Fund
MFS High Yield Pooled Portfolio
MFS Municipal High Income Fund

MFS Series Trust IV:

MFS Blended Research Emerging Markets Equity Fund
MFS Blended Research International Equity Fund
MFS Global New Discovery Fund
MFS Mid Cap Growth Fund
MFS U.S. Government Money Market Fund

MFS Series Trust V:

MFS International New Discovery Fund
MFS Research Fund
MFS Total Return Fund

MFS Series Trust VI:

MFS Global Equity Fund
MFS Global Total Return Fund
MFS Utilities Fund

MFS Series Trust VII:

MFS Emerging Markets Equity Research Fund
MFS Equity Income Fund

MFS Series Trust VIII:

MFS Global Growth Fund
MFS Strategic Income Fund

MFS Series Trust IX:
MFS Corporate Bond Fund
MFS Inflation-Adjusted Bond Fund
MFS Limited Maturity Fund
MFS Municipal Limited Maturity Fund
MFS Total Return Bond Fund

MFS Series Trust X:

MFS Aggressive Growth Allocation Fund
MFS Blended Research Growth Equity Fund
MFS Blended Research Mid Cap Equity Fund
MFS Blended Research Small Cap Equity Fund
MFS Blended Research Value Equity Fund
MFS Conservative Allocation Fund
MFS Emerging Markets Debt Fund
MFS Emerging Markets Debt Local Currency Fund
MFS Emerging Markets Equity Fund
MFS Global Bond Fund
MFS Growth Allocation Fund
MFS International Diversification Fund
MFS International Growth Fund
MFS International Intrinsic Value Fund
MFS International Large Cap Value Fund
MFS Managed Wealth Fund
MFS Moderate Allocation Fund

MFS Series Trust XI:

MFS Blended Research Core Equity Fund

MFS Mid Cap Value Fund

MFS Series Trust XII:

MFS Lifetime Income Fund
MFS Lifetime 2020 Fund
MFS Lifetime 2025 Fund
MFS Lifetime 2030 Fund
MFS Lifetime 2035 Fund
MFS Lifetime 2040 Fund
MFS Lifetime 2045 Fund
MFS Lifetime 2050 Fund
MFS Lifetime 2055 Fund
MFS Lifetime 2060 Fund

MFS Series Trust XIII:

MFS Diversified Income Fund

MFS Global Real Estate Fund

MFS Government Securities Fund

MFS New Discovery Value Fund

MFS Series Trust XIV:

MFS Institutional Money Market Portfolio

MFS Series Trust XV:

MFS Commodity Strategy Fund

MFS Global Alternative Strategy Fund

MFS Series Trust XVI:
MFS Prudent Investor Fund

MFS Municipal Series Trust:
MFS Alabama Municipal Bond Fund
MFS Arkansas Municipal Bond Fund
MFS California Municipal Bond Fund
MFS Georgia Municipal Bond Fund
MFS Maryland Municipal Bond Fund
MFS Massachusetts Municipal Bond Fund
MFS Mississippi Municipal Bond Fund
MFS New York Municipal Bond Fund
MFS North Carolina Municipal Bond Fund
MFS Pennsylvania Municipal Bond Fund
MFS South Carolina Municipal Bond Fund
MFS Tennessee Municipal Bond Fund
MFS Virginia Municipal Bond Fund
MFS West Virginia Municipal Bond Fund
MFS Municipal Income Fund

Massachusetts Investors Growth Stock Fund

Massachusetts Investors Trust

II.   MFS Closed-End Funds

MFS Charter Income Trust
MFS Government Markets Income Trust
MFS Intermediate Income Trust
MFS Multimarket Income Trust
MFS Municipal Income Trust
MFS Special Value Trust
MFS High Income Municipal Trust
MFS Intermediate High Income Fund
MFS Investment Grade Municipal Trust
MFS High Yield Municipal Trust

III.  MFS Institutional Funds

MFS Institutional Trust:
MFS Institutional International Equity Fund

MFS Variable Insurance Trust:

MFS Global Equity Series
MFS Growth Series
MFS Investors Trust Series
MFS Mid Cap Growth Series
MFS New Discovery Series
MFS Total Return Bond Series
MFS Research Series
MFS Total Return Series
MFS Utilities Series
MFS Value Series

MFS Variable Insurance Trust II:

MFS Blended Research Core Equity Portfolio
MFS Corporate Bond Portfolio
MFS Core Equity Portfolio
MFS Emerging Markets Equity Portfolio
MFS Global Governments Portfolio
MFS Global Growth Portfolio
MFS Global Research Portfolio
MFS Global Tactical Allocation Portfolio
MFS Government Securities Portfolio
MFS High Yield Portfolio
MFS International Growth Portfolio
MFS International Intrinsic Value Portfolio
MFS Massachusetts Investors Growth Stock Portfolio
MFS U.S. Government Money Market Portfolio
MFS Research International Portfolio
MFS Strategic Income Portfolio
MFS Technology Portfolio

MFS Variable Insurance Trust III:
 MFS Blended Research Small Cap Equity Portfolio
MFS Conservative Allocation Portfolio
MFS Global Real Estate Portfolio
MFS Growth Allocation Portfolio
MFS Inflation-Adjusted Bond Portfolio
MFS Limited Maturity Portfolio
MFS Mid Cap Value Portfolio
MFS Moderate Allocation Portfolio
MFS New Discovery Value Portfolio